Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 14, 2026, between Abits Group Inc, a British Virgin Islands company (the “Company”), and [●], a Wyoming limited liability company (“[●]”).

This Agreement is made pursuant to the Equity Purchase Agreement, dated as of the date hereof, between the Company and [●] (the “Equity Purchase Agreement”).

The Company and the Holder hereby agrees as follows:

1.	Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Equity Purchase Agreement shall have the meanings given such terms in the Equity Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

1.1. “Advice” shall have the meaning set forth in Section 6.3.

1.2. “Effectiveness Period” shall have the meaning set forth in Section 2.1.

1.3. “Execution Date” shall have the meaning set forth in the Equity Purchase Agreement.

1.4. “Filing Date” means, with respect to the Initial Registration Statement required hereunder, the date that is fifteen (15) Calendar Days after the Execution Date, and, with respect to any additional Registration Statements which may be required pursuant to Section 2.3 or Section 3.3, the earliest date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

1.5. “Holder” or “Holders” means [●] and any other holder or holders, as the case may be, from time to time of Registrable Securities.

1.6. “Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

1.7. “Losses” shall have the meaning set forth in Section 5.1.

1.8. “Plan of Distribution” shall have the meaning set forth in Section 2.1.

1.9. “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.10. “Registrable Securities” means, as of any date of determination, (a) all Ordinary Shares issued and issuable to the Holders pursuant to the ELOC (as defined in the Securities Purchase Agreement) (assuming, for purposes of determining the number thereof, that the number of Ordinary Shares that may be issued to the Holders under the ELOC shall initially be equal to the sum of (i) the quotient obtained by dividing (A) the Available Amount by (B) the product of ninety-five percent (95%) and the Nasdaq Official Closing Price of the Ordinary Shares on the Trading Day immediately preceding the date on which the Initial Registration Statement is first filed with (or confidentially submitted to) the Commission and (ii) the number of Commitment Shares then issued or issuable, in each case rounded up to the nearest whole share, and shall thereafter be subject to adjustment as contemplated by Section 3.3), and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (if such requirement is applicable) as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

1.11. “Registration Statement” means any registration statement required to be filed (or confidentially submitted) hereunder pursuant to Section 2.1 and any additional registration statements contemplated by Section 2.3 or Section 3.3, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement. For the sake of clarity, a Registration Statement must include or incorporate by reference, financial statements that satisfy the requirements of Regulation S-X (including requirements as to the age of financial statements) to satisfy the definitions of Registration Statement in this Section 1.11.

1.12. “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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1.13. “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

1.14. “Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3.1.

1.15. “SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

2.	Registration Statement.

2.1. On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Notwithstanding the foregoing, the Company shall initially submit the Initial Registration Statement to the Commission on a confidential basis as a draft registration statement in accordance with the Commission’s nonpublic review procedures; the Company’s confidential submission of the Initial Registration Statement on or prior to the Filing Date shall satisfy the Company’s obligation under this Section 2.1 to file the Initial Registration Statement by the Filing Date, and the Company shall thereafter publicly file the Initial Registration Statement as promptly as practicable following completion of the Commission’s nonpublic review thereof. Each Registration Statement filed hereunder shall be on Form F-1 (or Form F-3 to the extent the Company is eligible to use such registration statement form, subject to the provisions of Section 2.4) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex 2.1.1 and substantially the “Selling Shareholders” section attached hereto as Annex 2.1.2; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3.3) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no event later than the earlier of (x) forty-five (45) Calendar Days after the Execution Date and (y) the second (2nd) Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review or comment, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (to the extent applicable), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Holders by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 5:30 p.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.

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2.2. Notwithstanding the registration obligations set forth in Section 2.1, if all of the Registrable Securities cannot, as a result of the application of the SEC Guidance, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its best efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-1 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2.4; with respect to filing on Form F-1 or other appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

2.3. Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used best efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

2.3.1. First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

2.3.2. Second, the Company shall reduce Registrable Securities represented by the Ordinary Shares issued or issuable under the ELOC (excluding the Commitment Shares); and

2.3.3. Third, the Company shall reduce Registrable Securities represented by the Ordinary Shares issued or issuable as the Commitment Shares under the ELOC.

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In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

2.4. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder.

2.5. Liquidated Damages. If: (i) any Registration Statement required to be filed pursuant to this Agreement is not filed with (or confidentially submitted to) the Commission on or prior to the applicable Filing Date; (ii) a Registration Statement is not declared effective by the Commission on or prior to the date required under Section 2.1; (iii) after a Registration Statement is declared effective, the Holders are unable to use the Prospectus to resell their Registrable Securities for any reason; or (iv) the Company fails for any reason to satisfy the current public information requirement under Rule 144 or the conditions of Rule 172 (each, a “Registration Event”, and the date on which any Registration Event occurs, an “Event Date”), then, as partial relief for the damages to the Holders by reason thereof (which the parties agree are not capable of precise quantification), the Company shall pay to the Holder an amount in cash equal to two and one-half percent (2.50%) of the Commitment Fee (as defined in the ELOC), and an additional two and one-half percent (2.50%) of the Commitment Fee on each thirty (30)-day anniversary of the Event Date (prorated for any period of less than thirty (30) days) until the applicable Registration Event is cured (such payments, the “Liquidated Damages”). The Liquidated Damages shall be paid within two (2) Trading Days after the Event Date and within two (2) Trading Days after each subsequent thirty (30)-day anniversary until the applicable Registration Event is cured. If the Company fails to pay any Liquidated Damages when due, the Company shall pay interest thereon at a rate of eighteen percent (18%) per annum (or such lesser maximum amount permitted by applicable law) until paid in full. The Liquidated Damages payable under this Section 2.5 are in addition to, and not in lieu of, any other remedies available to the Holders at law or in equity under this Agreement.

3.	Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

3.1. Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or two (2) Trading Days after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex 3.1 (a “Selling Shareholder Questionnaire”) on a date that is not less than one (1) Trading Day prior to the Filing Date or, if later, by the end of the second (2nd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

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3.2. (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as possible (and in any event within one (1) Trading Day) to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

3.3. If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of Ordinary Shares then registered in a Registration Statement, then the Company shall file as soon as practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

3.4. Notification of Certain Events. The Company shall notify the Holders of Registrable Securities upon the occurrence of any of the following events:

3.4.1. Proposed Filings; Commission Review; Effectiveness. If the Company proposes to file a Prospectus, any Prospectus supplement or any post-effective amendment to a Registration Statement, it shall notify the Holders at least one (1) Trading Day prior to such filing. If the Commission notifies the Company that it will review a Registration Statement or provides any written comments with respect thereto, the Company shall notify the Holders within one (1) Trading Day after receipt of such notice or comments. The Company shall also notify the Holders as promptly as possible, but in no event later than one (1) Trading Day after a Registration Statement or any post-effective amendment thereto becomes effective.

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3.4.2. Requests for Amendments or Additional Information. If the Commission or any other federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus, or requests additional information, the Company shall notify the Holders as promptly as possible, but in no event later than one (1) Trading Day after receipt of such request.

3.4.3. Stop Orders. If the Commission or any other federal or state governmental authority issues any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities, or initiates or threatens to initiate any proceeding for such purpose, the Company shall notify the Holders as promptly as possible, but in no event later than within one (1) Trading Day.

3.4.4. Suspension of Qualification. If the Company receives notice of the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or of the initiation or threatened initiation of any proceeding for such purpose, the Company shall notify the Holders as promptly as possible, but in no event later than within one (1) Trading Day.

3.4.5. Material Misstatements or Omissions. If any event occurs or the passage of time causes the financial statements included in a Registration Statement to become ineligible for inclusion therein, or causes any statement contained in a Registration Statement, Prospectus or any document incorporated or deemed incorporated therein by reference to be untrue in any material respect, or requires revisions to a Registration Statement, Prospectus or any incorporated document so that the Registration Statement or Prospectus, as applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall notify the Holders as promptly as possible, but in no event later than one (1) Trading Day after becoming aware of such event or circumstance.

3.4.6. Pending Corporate Developments. Upon the occurrence or existence of any pending corporate development with respect to the Company that, in the reasonable good-faith judgment of the Company’s board of directors, (A) would require the disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential, and (B) continued use of the Prospectus would render the Company unable to comply with the requirements of the Commission, in each case under circumstances that would make it impractical or inadvisable for the Holders to use the Prospectus during such period, the Company shall notify the Holders as promptly as possible, but in no event later than one (1) Trading Day after making such determination. To the extent such notice would not constitute material non-public information regarding the Company or any of its Subsidiaries, such notice shall state the general nature of the pending corporate development and the anticipated duration of the suspension. Any suspension of the use of a Prospectus pursuant to this Section 3.4.6 shall not exceed five (5) consecutive Calendar Days or ten (10) Calendar Days in the aggregate during any rolling twelve (12)-month period, unless extended with the prior written consent of the Holders of at least a majority of the then-outstanding Registrable Securities.

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Any notice delivered pursuant to Sections 3.4.3 through 3.4.6 shall instruct the Holders to suspend the use of the Prospectus until the requisite changes have been made. Any such notice shall state, to the extent disclosure would not constitute material non-public information regarding the Company or any of its Subsidiaries, the general reason for the suspension and the anticipated duration. The Company shall confirm any notice delivered pursuant to this Section 3.4 in writing as promptly as possible, but in no event later than one (1) Trading Day after providing such notice.

Notwithstanding the foregoing, in no event shall any notice delivered pursuant to this Section 3.4 contain any material non-public information regarding the Company or any of its Subsidiaries, and the Holders shall have no duty of confidentiality to the Company or any of its Subsidiaries and no duty to the Company not to trade on the basis of such information.

3.5. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

3.6. Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

3.7. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except during any period following the delivery of any notice pursuant to Sections 3.4.3 through 3.4.6 until the requisite changes have been made.

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3.8. Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

3.9. If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

3.10. Upon the occurrence of any event contemplated by Sections 3.4.3 through 3.4.6, as promptly as possible (and in any event within two (2) Trading Days), prepare and file a supplement or amendment, including a post-effective amendment, to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use best efforts to cause any such amendment or supplement to become effective as promptly as possible.

3.11. Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

3.12. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of Ordinary Shares beneficially owned by such Holder and, if required by the Commission or the Securities Act, the natural persons thereof that have voting and dispositive control over the Ordinary Shares.

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4.	Registration Expenses. All fees and expenses incident to the performance of, or compliance with, this Agreement by the Company (other than underwriting discounts and commissions, if any) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Ordinary Shares are then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance to be purchased at the sole discretion of the Company, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.	Indemnification.

5.1 Indemnification by the Company. (a) To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless each Holder, its Affiliates and their respective directors, officers, shareholders, members, partners, managers, employees and agents (and any other Person with a functionally equivalent role notwithstanding the lack of such title or any other title), each Person controlling such Holder or any such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the same Persons with respect to each such controlling Person, and the successors and permitted assigns of each of the foregoing (each, a “Holder Party”), from and against all losses, liabilities, obligations, claims, damages, judgments, awards, penalties, fines, settlements, interest (including pre- and post-judgment and pre- and post-award interest), diminution in value, and costs and expenses of any kind (including reasonable attorneys’ and expert fees and disbursements, arbitration fees and costs (including arbitrator compensation, administrative fees and deposits), court costs, and costs of investigation, defense, prosecution, appeal, confirmation, vacatur, collection and enforcement of any award or judgment in any jurisdiction), whether direct, indirect, consequential, special, incidental or punitive, including lost profits, and whether or not arising from a third-party claim (collectively, “Losses”), arising out of or relating to (i) any breach of any representation, warranty, covenant or agreement made by the Company in this Agreement or any other Transaction Document; (ii) any claim, action, suit, arbitration, investigation, inquiry, subpoena, information or discovery request or other proceeding, whether commenced or threatened and whether or not the Company has knowledge thereof (each, a “Matter”), in which any Holder Party is named, involved or requested or required to participate in any capacity, including as a party or witness, brought by or involving any Person (including the Company, any Subsidiary, any Affiliate or shareholder of the Company, any governmental, regulatory or self-regulatory authority, the Transfer Agent, or any trustee, receiver or liquidator of the Company), arising out of or relating to this Agreement, any other Transaction Document, any Registration Statement or Prospectus, the transactions contemplated hereby or thereby, the issuance, purchase, ownership, holding or disposition of any Registrable Securities, or any Holder Party’s status as an investor in the Company; or (iii) any action taken or omitted to be taken by a Holder Party in exercising, protecting or enforcing its rights or remedies under this Agreement or any other Transaction Document.

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The Company shall not be obligated to indemnify a Holder Party for Losses to the extent, and only to the extent, expressly determined on the merits against such Holder Party, by a final, non-appealable judgment of a court of competent jurisdiction or a final arbitral award no longer subject to vacatur, modification or other challenge (a “Final Determination”), to have been proximately caused by (A) such Holder Party’s willful and material breach of an express representation, warranty or covenant made by it in a Transaction Document or (B) such Holder Party’s fraud or willful misconduct (Losses so determined, “Excluded Losses”). No settlement, consent judgment or award, default judgment or award, and no determination in a proceeding to which the applicable Holder Party was not a party, constitutes a Final Determination.

(b) Registration statements. The Company shall also indemnify each Holder Party, to the fullest extent permitted by applicable law, against all Losses arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, preliminary prospectus or form of prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or supplement, in light of the circumstances under which they were made) not misleading, except to the extent, and only to the extent, that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information regarding such Holder furnished by such Holder to the Company expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation thereunder in connection with any Registration Statement or the offering or resale of any Registrable Securities thereunder. For the avoidance of doubt, information contained in a Selling Shareholder Questionnaire shall constitute information furnished by a Holder expressly for use in a Registration Statement only to the extent it is reproduced therein without material alteration.

(c) Defense; advancement. A Holder Party shall promptly notify the Company in writing of any Matter for which it may seek indemnification hereunder, provided that no failure or delay relieves the Company of any obligation except to the extent the Company demonstrates that it was materially prejudiced thereby. The applicable Holder Party shall have the exclusive right, in its sole discretion, to control the investigation, defense, prosecution, response, settlement and other handling of any Matter with counsel of its choosing, and the Company shall not control or interfere with any thereof. The Company shall pay all reasonable fees, costs and expenses thereof as and when incurred and shall advance the same within five (5) Business Days after receipt of documentation (which may be redacted to preserve privilege or confidentiality and may consist of summary invoices reasonably identifying the nature and amount thereof), in each case regardless of whether the Company disputes its liability or the amount thereof and without any withholding, delay, reduction or condition as leverage in any dispute. This obligation applies equally to Matters commenced or asserted by the Company or any of its Affiliates. Amounts advanced are repayable only to the extent, and solely in the particular amount, that they constitute Excluded Losses (the “Advance Repayment Obligation”), which is the sole obligation of any Holder Party to pay any amount to the Company under or in connection with this Section 5 or any Matter. The Company may participate, with its own counsel and at its own expense, in any Matter not brought by the Company or any of its Affiliates, but may not control or interfere with the handling thereof.

(d) Settlement. With respect to any Matter not brought by the Company or any of its Affiliates, the Company shall not be liable for any settlement effected by a Holder Party without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, shall be deemed given if the Company does not object in writing within five (5) Business Days after receipt of written notice describing the proposed settlement in reasonable detail, and shall not be required for any settlement imposing solely monetary obligations indemnifiable in full by the Company hereunder and imposing no admission, liability, restriction or non-monetary obligation upon the Company. The Company shall not condition its consent upon any admission or acknowledgment by a Holder Party, and the foregoing consent requirement does not apply to any Matter brought by the Company or any of its Affiliates. The Company shall not settle or compromise, or consent to the entry of any judgment or award with respect to, any Matter for which indemnification may be sought hereunder without the prior written consent of the applicable Holder Party unless such settlement, judgment or award (i) unconditionally releases such Holder Party from all liability arising out of such Matter, (ii) imposes no liability, obligation, restriction or other adverse consequence upon such Holder Party, (iii) contains no admission or statement suggesting any fault, culpability or failure to act by or on behalf of such Holder Party and (iv) requires no payment by such Holder Party.

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(e) First-party claims; fees. This Section 5 applies to claims between the Company or any of its Affiliates, on the one hand, and any Holder Party, on the other hand, including any claim asserted by the Company or any of its Affiliates against a Holder Party, regardless of the outcome thereof except as expressly provided in Section 5.1(a), and is not limited to third-party claims; the parties expressly intend this Section 5 to displace the American Rule with respect to all Matters and claims within its scope. Losses include all fees, costs and expenses incurred by a Holder Party in defending against or responding to any claim by the Company or any of its Affiliates, in prosecuting any claim against the Company or any of its Affiliates arising out of or relating to this Agreement or any other Transaction Document, in collecting any amount due under or exercising, protecting or enforcing any right or remedy under this Agreement or any other Transaction Document (including any Liquidated Damages under Section 2.5), and in establishing, protecting or enforcing any right under this Section 5, in each case whether or not such Holder Party ultimately prevails. Notwithstanding Section 5.10 of the Securities Purchase Agreement, the corresponding provisions of the Notes, any other provision of any Transaction Document or any arbitral rule, no Holder Party shall be liable for, or required to pay, reimburse or bear, any attorneys’ fees or disbursements, arbitration fees or costs, court costs or other costs or expenses of the Company or any of its Affiliates arising out of or relating to any Matter, claim, dispute, arbitration, collection or enforcement relating to this Agreement or any other Transaction Document, regardless of the outcome thereof, and all fee- and cost-shifting provisions of the Transaction Documents apply solely in favor of, and shall not be applied against, any Holder Party. This paragraph does not limit the Advance Repayment Obligation.

(f) Payment. All amounts payable under this Section 5 shall be paid as and when the applicable Losses are incurred or become payable, free of any setoff, counterclaim, recoupment, deduction, defense or withholding by the Company. A Holder Party may deliver written notice describing in reasonable detail the basis for, and the amount (or, if not then reasonably ascertainable, a good-faith estimate) of, any demand for indemnification, advancement, reimbursement, contribution or other payment hereunder (an “Indemnity Notice”); unless the Company delivers a written objection specifying in reasonable detail the particular amounts disputed and the factual and contractual basis therefor within fifteen (15) Calendar Days after receipt thereof, the matters and amounts set forth in the Indemnity Notice are conclusively deemed accepted by the Company and immediately due and payable. No estimate in an Indemnity Notice caps the Company’s liability for the Losses actually incurred, and no objection or dispute suspends, delays or conditions any advancement or payment obligation hereunder.

(g) No limitation. No cap, basket, threshold, deductible, limitation by reference to the number or value of any Registrable Securities or to any Holder’s proceeds or gain, exclusion of consequential, special, incidental, indirect or punitive damages, lost profits or diminution in value, exclusive-remedy provision, shortened survival period or other limitation of liability or damages contained in this Agreement or any other Transaction Document applies to this Section 5 unless it expressly refers to this Section 5 and expressly states that it limits the Company’s obligations hereunder. The rights provided in this Section 5 are cumulative and in addition to every other right and remedy available to a Holder Party under this Agreement (including the Liquidated Damages payable under Section 2.5), any other Transaction Document, at law, in equity or otherwise, and where any provision of any Transaction Document affords a Holder Party greater indemnification, advancement, contribution or other protection, the Holder Party is entitled to the benefit of the provision affording the greatest protection.

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(h) Effect; survival. Notwithstanding Sections 6.5, 6.11 and 6.12 of this Agreement, Sections 5.5, 5.10, 5.11, 5.13 and 5.17 of the Securities Purchase Agreement, and any other provision of any Transaction Document: (i) each Holder Party is an express third-party beneficiary of this Section 5 and may enforce it directly, including in any arbitration under Section 5.10 of the Securities Purchase Agreement, and may seek from any court of competent jurisdiction (to whose jurisdiction the Company irrevocably submits for such purpose) provisional, interim or injunctive relief, the confirmation, recognition or enforcement of any award, and the enforcement of any advancement or payment obligation hereunder; (ii) Section 5.17 of the Securities Purchase Agreement applies to any payment to a Holder Party under this Section 5 as if such Holder Party were a Purchaser; (iii) each provision of this Section 5 is severable and independently enforceable to the fullest extent permitted by applicable law, and any holding that a provision hereof is invalid or unenforceable shall not affect, impair or be used to construe or limit any other provision hereof; (iv) neither this Section 5 nor any other provision of any Transaction Document may be amended, modified, supplemented or waived in a manner that adversely affects the rights of a Holder Party under this Section 5 without the prior written consent of the applicable Holder; and (v) this Section 5 survives any investigation made by or on behalf of a Holder Party, the filing, effectiveness, withdrawal or expiration of any Registration Statement, the sale, transfer or other disposition of any Registrable Securities (and inures to the benefit of any transferee thereof), the time at which securities cease to be Registrable Securities, the termination of this Agreement or any other Transaction Document, and the time at which no Holder holds any securities of the Company.

5.2 Contribution. If indemnification under Section 5.1 is unavailable to a Holder Party or insufficient to hold a Holder Party harmless in respect of any Losses, the Company shall, to the fullest extent permitted by applicable law, contribute one hundred percent (100%) of the amount paid or payable by such Holder Party; and only if that allocation is subject to a Final Determination of unenforceability as to particular Losses shall the Company instead contribute in such proportion as reflects the relative fault of the Company and such Holder Party in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations, with all acts, statements, omissions and other conduct of the Company, its Subsidiaries and their respective officers, directors, employees, agents, representatives and Affiliates attributable to the Company, and with no act or omission of a Holder Party reducing the Company’s obligation except to the extent the applicable Losses constitute Excluded Losses. The amount paid or payable by a Holder Party as a result of any Losses includes all fees, costs and expenses for which such Holder Party would have been entitled to indemnification, advancement, reimbursement or payment under Section 5.1 had such indemnification been available, and all notice, defense-control, advancement, payment, settlement, enforcement, no-setoff, survival and other protections afforded to a Holder Party under Section 5.1 apply equally to any claim for contribution. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation, to the extent required by applicable law. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, in no event shall any Holder Party be required to indemnify, contribute to, reimburse or pay any amount to the Company, any of its Affiliates or any other Person, other than the Advance Repayment Obligation.

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6.	Miscellaneous.

6.1. Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

6.2. No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, other than any registration statement on Form S-8, provided that this Section 6.2 shall not prohibit the Company from filing amendments (including post-effective amendments) to registration statements filed prior to the date of this Agreement.

6.3. Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3.4.3 through 3.4.6, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, but in any event no later than five (5) Business Days after the date of such notice, and the Company shall notify the Holders in writing that any suspension of the use of the Prospectus has terminated and the Prospectus may again be used no later than 9:00 a.m. (New York City time) on the first Trading Day on which the Prospectus may again be used. In no event shall suspensions pursuant to this Section 6.3 exceed ten (10) Trading Days in the aggregate during any twelve (12)-month period. Notwithstanding anything to the contrary herein, the Company shall cause its Transfer Agent to promptly issue or transfer, as applicable, any Registrable Securities necessary to complete the settlement of any sale with respect to which a Holder entered into a contract for sale prior to such Holder’s receipt of a notice described in Sections 3.4.3 through 3.4.6 and that has not yet settled.

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6.4. Piggy-Back Registrations. Notwithstanding Section 6.2, if, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s share option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within ten (10) Calendar Days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, and such Registrable Securities shall be included in priority to, and shall not be reduced or cut back in favor of, any securities proposed to be registered by the Company or any other Person (it being understood and agreed that nothing in this Section 6.4 shall limit, waive or otherwise relieve the Company of its obligations under Section 6.2); provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6.4 that are eligible for resale pursuant to Rule 144 (without volume restrictions and provided the Company is in compliance with the current public information requirement under Rule 144) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement that is available for resales or other dispositions by such Holder.

6.5. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security); provided that no such amendment, action or omission that adversely affects, alters or changes the interests of any Holder in a manner disproportionate to the other Holders shall be effective against such Holder without the prior written consent of such Holder. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6.5. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

6.6. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Equity Purchase Agreement.

6.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Securities Purchase Agreement.

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6.8. No Inconsistent Agreements. The Company has not entered, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

6.9. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

6.10. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the governing law, jurisdiction, venue and dispute-resolution provisions of the Equity Purchase Agreement.

6.11. Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

6.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.14. Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

[ABTS Registration Rights Agreement Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ABITS GROUP INC.

By:
Name:	Stephen Faucetta
Title:	Chief Investment Officer

[ABTS Registration Rights Agreement – Company Signature Page]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Name of Holder:	[●]

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

[ABTS Registration Rights Agreement – Holder Signature Page]

Annex 2.1.1

Plan of Distribution

Each Selling Shareholder (the “Selling Shareholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Shareholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	in transactions through broker-dealers that agree with the Selling Shareholders to sell a specified number of such securities at a stipulated price per security;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Shareholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Shareholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Shareholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

Annex 2.1.1 - 1

The Selling Shareholders may loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Shareholders may also enter into other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction), in each case to the extent not prohibited by the ELOC. Under the ELOC, the Selling Shareholders may not engage in any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) of the Ordinary Shares, or any hedging transaction that establishes a net short position with respect to the Ordinary Shares, for so long as the equity line of credit is outstanding; provided that, in accordance with Regulation SHO, the sale after delivery of a put notice of such number of Ordinary Shares as is reasonably expected to be purchased under such put notice will not be deemed a short sale.

The Selling Shareholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Shareholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Shareholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the Ordinary Shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Shareholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the Ordinary Shares by the Selling Shareholders or any other person. We will make copies of this prospectus available to the Selling Shareholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex 2.1.1 - 2

Annex 2.1.2

SELLING SHAREHOLDER

The Ordinary Shares issuable under the ELOC being offered by the selling shareholder are those issuable to the selling shareholder pursuant to the ELOC. For additional information regarding the entrance into the ELOC, see “Private Placement” above. We are registering the Ordinary Shares in order to permit the selling shareholder to offer the Ordinary Shares issuable pursuant to the ELOC for resale from time to time. Except for the ownership of the Notes and the entrance into the ELOC, the selling shareholder has not had any material relationship with us within the past three years.

The table below lists the selling shareholder and other information regarding the beneficial ownership of the Ordinary Shares by the selling shareholder. The second column lists the number of Ordinary Shares beneficially owned by the selling shareholder, based on its ownership of the Ordinary Shares, as of [●], 2026. The third column lists the Ordinary Shares being offered by this prospectus by the selling shareholder. The fourth column assumes the sale of all of the Ordinary Shares offered by the selling shareholder pursuant to this prospectus.

In accordance with the terms of a registration rights agreement with the selling shareholder, this prospectus generally covers the resale of the number of Ordinary Shares issuable to the Selling Shareholder under the ELOC, in each case issued or issuable to the selling shareholder in the equity line of credit described above.

Under the terms of the ELOC, the selling shareholder may not be issued Ordinary Shares thereunder to the extent such issuance would cause such selling shareholder, together with its affiliates and attribution parties, to beneficially own a number of Ordinary Shares which would exceed 4.99% of our then outstanding Ordinary Shares following such issuance. The numbers of Ordinary Shares in the second and fourth columns do not reflect this limitation. The selling shareholder may sell all, some or none of its Ordinary Shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Ordinary Shares Beneficially Owned Prior to Offering	Maximum Number of Ordinary Shares to be Sold Pursuant to this Prospectus	Number of Ordinary Shares Beneficially Owned After Offering

Annex 2.1.2 - 1

Annex 3.1

ABITS GROUP INC.

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of Ordinary Shares (the “Registrable Securities”) of Abits Group Inc, a British Virgin Islands company (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Shareholder:

Telephone:
Email:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Transaction Documents.

(a)	Type and Amount of other securities beneficially owned by the Selling Shareholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner: __________________________________

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO [●], WITH A COPY TO [●].